SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 19, 2004

(date of earliest event reported)

Fieldstone Mortgage Investment Trust, Series 2004-3

Mortgage Backed Securities

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-115858	74-2440850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.  Other Events

The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2004-3 Mortgage Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $986,500,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes of its Fieldstone Mortgage Investment Trust, Series 2004-3 on July 1, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 22, 2004, as supplemented by the Prospectus Supplement dated June 23, 2004 (the “Prospectus Supplement”), to file a copy of the Transfer and Servicing Agreement and the Indenture (as defined below).

The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of July 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-3, as issuer (the “Issuer”), Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”) and HSBC Bank USA, National Association as indenture trustee (the “Indenture Trustee”).  The Indenture is attached hereto as Exhibit 4.1.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of a pool of first lien, conventional, adjustable rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $753,852,163.84 as of June 1, 2004 and amounts on deposit in a pre-funding account of approximately $246,147,836.16, together with certain other assets.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of June 1, 2004 (the “Transfer and Servicing Agreement”) among the Issuer, the Registrant, the Trust Administrator/Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corporation, as Subservicer, Fieldstone Investment Corporation, as Seller and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Indenture dated as of July 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-3, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of June 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-3, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corp., as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association as Indenture Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 19, 2004.

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Matthew Lewis

Name:  Matthew Lewis

Title:    Senior Vice President

EXHIBIT INDEX

Exhibit No.

Description

4.1

Indenture dated as of July 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-3, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of June 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-3, as Issuer, Asset Backed Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corp., as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association as Indenture Trustee.